Exhibit (b)

Certification of Periodic Financial Report

Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940
(and Section 906 of the Sarbanes-Oxley Act)

In connection with the Form N-CSR of the registrant for the period ended December 31, 2011, the undersigned hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act that:

1.           The attached Form N-CSR report of the registrant fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.           The information contained in such N-CSR report fairly presents, in all material respects, the financial condition and results of operation of the registrant as of and for the periods presented in the report.

Dated:  February 15, 2012

____/S/David R. Carpenter____________________________________ Name: David R. Carpenter Title: President & Principal Executive Officer

____/S/Robert D. Brearton____________________________________ Name: Robert D. Brearton Title: Executive President & Principal Financial Officer